Exhibit 99.2

Non-US GAAP Financial Measures and Supplemental Information
October 19, 2015
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company's business segments.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other US GAAP financial measure. The method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, in this document, in the presentation itself or on a Form 8-K in connection with the presentation, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure. This supplemental financial disclosure should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, operating EBITDA, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings

(loss) attributable to Celanese Corporation; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; and for free cash flow is cash flow from operations. We do not believe that there is a directly comparable financial measure calculated and presented in accordance with GAAP for return on invested capital.
Definitions

•
Adjusted EBIT is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes, and further adjusted for certain items attributable to Celanese Corporation. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable effort because a forecast of certain items is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT by core may also be referred to by management as core income.

•
Operating EBITDA is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense, taxes and depreciation and amortization, and further adjusted for certain items attributable to Celanese Corporation. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization, and has the same uses and limitations as adjusted EBIT described above.

•	Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI").

•
Adjusted earnings per share is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of certain items is not practical.

Note: The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We also reflect the impact of foreign tax credits when utilized for the adjusted earnings per share tax rate. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual GAAP tax rate in any given future period.

•
Free cash flow is defined by the Company as cash flow from operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment. Although we use free cash flow as a financial measure to assess the performance of our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on invested capital is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•	Operating margin, adjusted EBIT margin and operating EBITDA margin for Materials Solutions, the Acetyl Chain and each of our business segments.

•
Net sales for Materials Solutions, the Acetyl Chain and each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for Materials Solutions, the Acetyl Chain and each of our business segments.

•	Cash dividends received from our equity and cost investments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway Methanol LLC for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Recent Developments

•
During the third quarter of 2015, we revised our non-GAAP financial information to simplify its presentation by reducing certain immaterial items that had previously been excluded from the calculation of adjusted EBIT, free cash flow and net debt, as well as revising the calculation of return on invested capital. We believe the changes in methodology of our non-GAAP financial information will provide more meaningful insight into the performance of the Company's primary operations and enhance investors' ability to compare the Company's performance to its peers. The adoption of the changes in methodology has been applied retrospectively to prior periods to facilitate comparability across periods.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions, except ratios)
Net earnings (loss) attributable to Celanese Corporation	161	205	236	624	(84)	253	259	196
(Earnings) loss from discontinued operations	—	2	—	7	2	5	—	—
Interest income	—	(1)	—	(1)	4	(3)	(2)	—
Interest expense	29	30	27	147	27	41	40	39
Refinancing expense	—	—	—	29	25	4	—	—
Income tax provision (benefit)	74	24	72	314	52	90	94	78
Certain items attributable to Celanese Corporation(1)	41	65	15	148	256	(35)	(62)	(11)
Adjusted EBIT	305	325	350	1,268	282	355	329	302
Depreciation and amortization expense(2)	70	66	67	290	72	73	72	73
Operating EBITDA	375	391	417	1,558	354	428	401	375

Operating EBITDA / Interest expense				10.6

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions)
Advanced Engineered Materials	—	—	—	—	—	—	—	—
Consumer Specialties	—	—	—	—	—	—	—	—
Industrial Specialties	10	—	—	2	—	—	—	2
Acetyl Intermediates	—	39	—	—	—	—	—	—
Other Activities(3)	—	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	10	39	—	2	—	—	—	2
Depreciation and amortization expense(2)	70	66	67	290	72	73	72	73
Total depreciation and amortization expense attributable to Celanese	80	105	67	292	72	73	72	75
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Certain items above.

(3)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Segment Data and Reconciliation of Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q3 '15		Q2 '15		Q1 '15		2014		Q4 '14		Q3 '14		Q2 '14		Q1 '14
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation(1)
Advanced Engineered Materials	58	17.8%	67	19.4%	59	17.2%	221	15.1%	57	17.2%	51	13.9%	56	14.4%	57	15.3%
Consumer Specialties	77	31.2%	77	30.9%	62	27.3%	388	33.4%	104	37.4%	105	36.1%	80	27.7%	99	32.8%
Total Materials Solutions	135	23.6%	144	24.2%	121	21.2%	609	23.3%	161	26.4%	156	23.7%	136	20.1%	156	23.1%
Industrial Specialties	19	6.9%	28	9.8%	29	10.3%	76	6.2%	16	6.0%	16	5.1%	24	7.2%	20	6.4%
Acetyl Intermediates(2)	64	9.4%	58	8.2%	133	18.7%	562	16.1%	146	17.9%	175	18.7%	143	15.9%	98	11.7%
Total Acetyl Chain	83	9.5%	86	9.4%	162	17.8%	638	14.8%	162	16.5%	191	16.7%	167	14.9%	118	11.1%
Other Activities(3)	(22)		(38)		(24)		(485)		(376)		(36)		(43)		(30)
Total	196	13.9%	192	13.0%	259	17.9%	762	11.2%	(53)	(3.4)%	311	17.6%	260	14.7%	244	14.3%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	44	(5)	31		43		161		40		43		45		33
Consumer Specialties	26		27		28		124		30		29		35		30
Total Materials Solutions	70		58		71		285		70		72		80		63
Industrial Specialties	—		—		—		—		—		—		—		—
Acetyl Intermediates	2		1		1		21		3		2		15		1
Total Acetyl Chain	2		1		1		21		3		2		15		1
Other Activities(3)	(4)		9		4		52		6		5		36		5
Total	68		68		76		358		79		79		131		69
Certain Items Attributable to Celanese Corporation(4)
Advanced Engineered Materials	4		4		2		(53)		(33)		(7)		(7)		(6)
Consumer Specialties	2		1		2		(52)		(24)		(18)		(8)		(2)
Total Materials Solutions	6		5		4		(105)		(57)		(25)		(15)		(8)
Industrial Specialties	9		2		1		(12)		(9)		(1)		(2)		—
Acetyl Intermediates	18		48		3		(36)		(12)		(9)		(12)		(3)
Total Acetyl Chain	27		50		4		(48)		(21)		(10)		(14)		(3)
Other Activities(3)	8		10		7		301		334		—		(33)		—
Total	41		65		15		148		256		(35)		(62)		(11)
Adjusted EBIT / Adjusted EBIT Margin(1)
Advanced Engineered Materials	106	32.5%	102	29.5%	104	30.3%	329	22.5%	64	19.3%	87	23.8%	94	24.2%	84	22.5%
Consumer Specialties	105	42.5%	105	42.2%	92	40.5%	460	39.7%	110	39.6%	116	39.9%	107	37.0%	127	42.1%
Total Materials Solutions	211	36.8%	207	34.8%	196	34.4%	789	30.1%	174	28.6%	203	30.9%	201	29.6%	211	31.3%
Industrial Specialties	28	10.2%	30	10.5%	30	10.6%	64	5.2%	7	2.6%	15	4.8%	22	6.6%	20	6.4%
Acetyl Intermediates	84	12.4%	107	15.1%	137	19.2%	547	15.7%	137	16.8%	168	17.9%	146	16.2%	96	11.4%
Total Acetyl Chain	112	12.8%	137	15.0%	167	18.4%	611	14.2%	144	14.7%	183	16.0%	168	15.0%	116	10.9%
Other Activities(3)	(18)		(19)		(13)		(132)		(36)		(31)		(40)		(25)
Total	305	21.6%	325	22.0%	350	24.1%	1,268	18.6%	282	18.1%	355	20.1%	329	18.6%	302	17.7%
___________________________

(1)	Defined as Operating profit (loss) attributable to Celanese Corporation and Adjusted EBIT, respectively, divided by Net sales.

(2)	Excludes amounts attributable to NCI as follows:

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions)
Operating Profit (Loss)	(10)	(4)	(2)	(4)	(1)	(1)	(1)	(1)

(3)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(4)	See Certain items presentation (Table 8) for details.

(5)	Includes $43 million of Equity in net earnings (loss) of affiliates and $1 million of Other income.

Table 2 - Segment Data and Reconciliation of Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q3 '15		Q2 '15		Q1 '15		2014		Q4 '14		Q3 '14		Q2 '14		Q1 '14
	(In $ millions, except percentages)
Depreciation and Amortization Expense Attributable to Celanese Corporation(1)
Advanced Engineered Materials	26		24		25		106		26		27		27		26
Consumer Specialties	15		12		11		43		11		11		10		11
Total Materials Solutions	41		36		36		149		37		38		37		37
Industrial Specialties	10		9		10		48		12		12		12		12
Acetyl Intermediates	17		18		19		81		20		21		19		21
Total Acetyl Chain	27		27		29		129		32		33		31		33
Other Activities(2)	2		3		2		12		3		2		4		3
Total	70		66		67		290		72		73		72		73
Operating EBITDA / Operating EBITDA Margin(3)
Advanced Engineered Materials	132	40.5%	126	36.4%	129	37.6%	435	29.8%	90	27.2%	114	31.1%	121	31.1%	110	29.5%
Consumer Specialties	120	48.6%	117	47.0%	103	45.4%	503	43.4%	121	43.5%	127	43.6%	117	40.5%	138	45.7%
Total Materials Solutions	252	44.0%	243	40.8%	232	40.7%	938	35.8%	211	34.6%	241	36.7%	238	35.1%	248	36.7%
Industrial Specialties	38	13.9%	39	13.6%	40	14.2%	112	9.2%	19	7.2%	27	8.6%	34	10.2%	32	10.3%
Acetyl Intermediates	101	14.9%	125	17.7%	156	21.9%	628	18.0%	157	19.3%	189	20.2%	165	18.3%	117	13.9%
Total Acetyl Chain	139	15.9%	164	18.0%	196	21.6%	740	17.2%	176	17.9%	216	18.9%	199	17.8%	149	14.0%
Other Activities(2)	(16)		(16)		(11)		(120)		(33)		(29)		(36)		(22)
Total	375	26.5%	391	26.5%	417	28.8%	1,558	22.9%	354	22.7%	428	24.2%	401	22.7%	375	22.0%
___________________________

(1)	Excludes accelerated depreciation and amortization expense included in Certain items above. See Table 1 for details.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)	Defined as Operating EBITDA divided by Net sales.

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '15		Q2 '15		Q1 '15		2014		Q4 '14		Q3 '14		Q2 '14		Q1 '14
		per share		per share				per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	161	1.07	207	1.34	236	1.53	631	4.04	(82)	(0.54)	258	1.66	259	1.66	196	1.25
Income tax provision (benefit)	74		24		72		314		52		90		94		78
Earnings (loss) from continuing operations before tax	235		231		308		945		(30)		348		353		274
Certain items attributable to Celanese Corporation(1)	41		65		15		148		256		(35)		(62)		(11)
Refinancing and related expenses	—		—		—		29		25		4		—		—
Adjusted earnings (loss) from continuing operations before tax	276		296		323		1,122		251		317		291		263
Income tax (provision) benefit on adjusted earnings(2)	(50)		(53)		(58)		(236)		(53)		(67)		(61)		(55)
Adjusted earnings (loss) from continuing operations(3)	226	1.50	243	1.58	265	1.72	886	5.67	198	1.28	250	1.61	230	1.47	208	1.33
	Diluted shares (in millions)(4)
Weighted average shares outstanding	149.8		153.5		153.2		155.0		153.4		154.5		155.8		156.5
Incremental shares attributable to equity awards	1.2		0.5		0.7		1.2		1.0		0.7		0.3		0.3
Total diluted shares	151.0		154.0		153.9		156.2		154.4		155.2		156.1		156.8
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Calculated using adjusted effective tax rates as follows:

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In percentages)
Adjusted effective tax rate	18	18	18	21	21	21	21	21

(3)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
Q4 '14 & 2014	12.7%	8.2%

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 4
Net Sales by Segment - Unaudited

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions)
Advanced Engineered Materials	326	346	343	1,459	331	366	389	373
Consumer Specialties	247	249	227	1,160	278	291	289	302
Total Materials Solutions	573	595	570	2,619	609	657	678	675
Industrial Specialties	274	287	282	1,224	265	314	333	312
Acetyl Intermediates	680	707	713	3,493	814	937	901	841
Eliminations(2)	(82)	(83)	(87)	(411)	(97)	(109)	(113)	(92)
Total Acetyl Chain	872	911	908	4,306	982	1,142	1,121	1,061
Other Activities(1)	—	—	—	—	—	—	—	—
Intersegment eliminations(2)	(32)	(29)	(28)	(123)	(32)	(30)	(30)	(31)
Net sales	1,413	1,477	1,450	6,802	1,559	1,769	1,769	1,705
___________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Includes intersegment sales as follows:

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions)
Consumer Specialties	—	—	—	(2)	—	(2)	—	—
Acetyl Intermediates	(114)	(112)	(115)	(532)	(129)	(137)	(143)	(123)
Intersegment eliminations	(114)	(112)	(115)	(534)	(129)	(139)	(143)	(123)

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended September 30, 2015 Compared to Three Months Ended June 30, 2015

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(5)	(1)	—	—	(6)
Consumer Specialties	—	—	—	—	—
Total Materials Solutions	(3)	(1)	—	—	(4)

Industrial Specialties	(5)	1	—	—	(4)
Acetyl Intermediates	(1)	(3)	—	—	(4)
Total Acetyl Chain	(2)	(2)	—	—	(4)

Total Company	(3)	(1)	—	—	(4)
Three Months Ended June 30, 2015 Compared to Three Months Ended March 31, 2015

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	2	—	(1)	—	1
Consumer Specialties	11	(1)	—	—	10
Total Materials Solutions	6	(1)	(1)	—	4

Industrial Specialties	6	(4)	(1)	—	1
Acetyl Intermediates	(1)	1	(1)	—	(1)
Total Acetyl Chain	2	(1)	(1)	—	—

Total Company	3	(1)	(1)	1	2
Three Months Ended March 31, 2015 Compared to Three Months Ended December 31, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	6	2	(4)	—	4
Consumer Specialties	(16)	(2)	—	—	(18)
Total Materials Solutions	(4)	—	(3)	—	(7)

Industrial Specialties	16	(4)	(5)	—	7
Acetyl Intermediates	1	(11)	(3)	—	(13)
Total Acetyl Chain	5	(10)	(4)	1	(8)

Total Company	2	(6)	(4)	1	(7)

Three Months Ended December 31, 2014 Compared to Three Months Ended September 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(6)	(1)	(2)	—	(9)
Consumer Specialties	(4)	—	(1)	—	(5)
Total Materials Solutions	(5)	(1)	(1)	—	(7)

Industrial Specialties	(14)	—	(2)	—	(16)
Acetyl Intermediates	(7)	(5)	(1)	—	(13)
Total Acetyl Chain	(9)	(4)	(2)	1	(14)

Total Company	(8)	(3)	(2)	1	(12)
Three Months Ended September 30, 2014 Compared to Three Months Ended June 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(4)	(1)	(1)	—	(6)
Consumer Specialties	1	—	—	—	1
Total Materials Solutions	(2)	—	(1)	—	(3)

Industrial Specialties	(5)	1	(1)	—	(5)
Acetyl Intermediates	2	3	(1)	—	4
Total Acetyl Chain	—	3	(1)	—	2

Total Company	(1)	2	(1)	—	—
Three Months Ended June 30, 2014 Compared to Three Months Ended March 31, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	4	—	—	—	4
Consumer Specialties	(3)	(1)	—	—	(4)
Total Materials Solutions	1	—	—	—	1

Industrial Specialties	2	4	—	—	6
Acetyl Intermediates	1	6	—	—	7
Total Acetyl Chain	2	6	—	(2)	6

Total Company	1	4	—	(1)	4

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended March 31, 2014 Compared to Three Months Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	12	2	—	—	14
Consumer Specialties	—	2	—	—	2
Total Materials Solutions	7	2	—	—	9

Industrial Specialties	13	1	—	—	14
Acetyl Intermediates	(3)	5	—	—	2
Total Acetyl Chain	1	4	—	(1)	4

Total Company	3	3	—	(1)	5

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended September 30, 2015 Compared to Three Months Ended September 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(3)	(1)	(7)	—	(11)
Consumer Specialties	(10)	(4)	(1)	—	(15)
Total Materials Solutions	(7)	(2)	(4)	—	(13)

Industrial Specialties	—	(5)	(8)	—	(13)
Acetyl Intermediates	(6)	(15)	(6)	—	(27)
Total Acetyl Chain	(5)	(14)	(7)	2	(24)

Total Company	(5)	(10)	(6)	1	(20)
Three Months Ended June 30, 2015 Compared to Three Months Ended June 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(1)	(1)	(9)	—	(11)
Consumer Specialties	(10)	(3)	(1)	—	(14)
Total Materials Solutions	(5)	(2)	(5)	—	(12)

Industrial Specialties	(1)	(4)	(9)	—	(14)
Acetyl Intermediates	(4)	(10)	(8)	—	(22)
Total Acetyl Chain	(3)	(10)	(9)	3	(19)

Total Company	(4)	(7)	(8)	2	(17)
Three Months Ended March 31, 2015 Compared to Three Months Ended March 31, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	—	—	(8)	—	(8)
Consumer Specialties	(21)	(3)	(1)	—	(25)
Total Materials Solutions	(9)	(2)	(5)	—	(16)

Industrial Specialties	(4)	3	(9)	—	(10)
Acetyl Intermediates	(2)	(7)	(6)	—	(15)
Total Acetyl Chain	(3)	(5)	(7)	1	(14)

Total Company	(6)	(3)	(7)	1	(15)

Three Months Ended December 31, 2014 Compared to Three Months Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	6	—	(4)	—	2
Consumer Specialties	(5)	(1)	—	—	(6)
Total Materials Solutions	1	(1)	(2)	—	(2)

Industrial Specialties	(6)	7	(4)	—	(3)
Acetyl Intermediates	(8)	9	(3)	—	(2)
Total Acetyl Chain	(8)	9	(3)	(2)	(4)

Total Company	(5)	5	(3)	(1)	(4)
Three Months Ended September 30, 2014 Compared to Three Months Ended September 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	8	(2)	—	—	6
Consumer Specialties	(8)	2	—	—	(6)
Total Materials Solutions	—	—	—	—	—

Industrial Specialties	(2)	7	—	—	5
Acetyl Intermediates	1	17	—	—	18
Total Acetyl Chain	—	16	—	(3)	13

Total Company	—	10	—	(2)	8
Three Months Ended June 30, 2014 Compared to Three Months Ended June 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	10	(1)	2	—	11
Consumer Specialties	(9)	1	—	—	(8)
Total Materials Solutions	1	—	1	—	2

Industrial Specialties	8	3	2	—	13
Acetyl Intermediates	(2)	12	1	—	11
Total Acetyl Chain	1	10	2	(3)	10

Total Company	1	6	2	(2)	7

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended March 31, 2014 Compared to Three Months Ended March 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	14	(2)	1	—	13
Consumer Specialties	(1)	3	—	—	2
Total Materials Solutions	7	—	1	—	8

Industrial Specialties	6	—	2	—	8
Acetyl Intermediates	(3)	5	2	—	4
Total Acetyl Chain	—	4	2	(1)	5

Total Company	3	2	1	—	6

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2014 Compared to Year Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	9	(1)	—	—	8
Consumer Specialties	(5)	1	—	—	(4)
Total Materials Solutions	2	—	—	—	2

Industrial Specialties	1	5	—	—	6
Acetyl Intermediates	(3)	11	—	—	8
Total Acetyl Chain	(2)	10	—	(2)	6

Total Company	—	6	—	(1)	5

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions, except percentages)
Net cash provided by (used in) operating activities	173	283	270	962	166	379	253	164
Capital expenditures on property, plant and equipment	(104)	(165)	(162)	(678)	(214)	(191)	(125)	(148)
Capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC	32	75	80	264	70	46	39	109
Free cash flow	101	193	188	548	22	234	167	125

Net sales	1,413	1,477	1,450	6,802	1,559	1,769	1,769	1,705

Free cash flow as % of Net sales	7.1%	13.1%	13.0%	8.1%	1.4%	13.2%	9.4%	7.3%

Table 6
Cash Dividends Received - Unaudited

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions)
Dividends from equity method investments	5	29	88	148	6	29	48	65
Dividends from cost method investments	26	26	28	116	29	29	29	29
Total	31	55	116	264	35	58	77	94

Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14
	(In $ millions, except ratios)
Short-term borrowings and current installments of long-term debt - third party and affiliates	463	123	128	137	137	765	158	157
Long-term debt	2,541	2,552	2,536	2,608	2,608	2,639	2,880	2,881
Total debt	3,004	2,675	2,664	2,745	2,745	3,404	3,038	3,038
Cash and cash equivalents	(952)	(988)	(851)	(780)	(780)	(1,510)	(1,064)	(998)
Net debt	2,052	1,687	1,813	1,965	1,965	1,894	1,974	2,040

Operating EBITDA				1,558

Net debt / Operating EBITDA				1.3

Table 8
Certain Items - Unaudited
The following Certain items are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q3 '15	Q2 '15	Q1 '15	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	Income Statement Classification
	(In $ millions)
Employee termination benefits	6	10	4	7	1	3	1	2	Other charges (gains), net
Plant/office closures	13	1	3	6	—	1	2	3	Other charges (gains), net / Cost of sales / SG&A / Equity in net (earnings) loss of affiliates
Business optimization	6	5	5	8	5	3	—	—	Cost of sales / SG&A
Asset impairments	1	—	—	—	—	—	—	—	Other charges (gains), net
(Gain) loss on disposition of business and assets, net	—	5	—	3	—	—	3	—	(Gain) loss on disposition, net
Commercial disputes	5	—	1	(11)	10	(21)	—	—	Cost of sales / Other charges (gains), net
Kelsterbach plant relocation	—	—	—	(1)	—	—	(1)	—	(Gain) loss on disposition
InfraServ Hoechst restructuring	—	—	—	(48)	—	—	(48)	—	Equity in net (earnings) loss of affiliates
Write-off of other productive assets	—	39	—	5	—	—	5	—	Cost of sales / R&D
Employee benefit plan changes	2	1	2	(155)	(98)	(20)	(21)	(16)	Cost of sales / SG&A / R&D
Actuarial (gain) loss on pension and postretirement plans	—	1	—	349	349	—	—	—	Cost of sales / SG&A / R&D
Fairway Methanol LLC(1)	8	3	—	—	—	—	—	—	Cost of sales
Other	—	—	—	(15)	(11)	(1)	(3)	—	Various
Certain items attributable to Celanese Corporation	41	65	15	148	256	(35)	(62)	(11)
______________________________

(1)	Primarily associated with operational start-up costs.

Table 9
Return on Invested Capital - Presentation of a Non-GAAP Measure - Unaudited

			2014
			(In $ millions, except percentages)
Adjusted EBIT(1)			1,268
Adjusted effective tax rate			21%
Adjusted EBIT tax effected			1,002

	2014	2013	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	137	177	157
Long-term debt	2,608	2,887	2,748
Celanese Corporation stockholders' equity	2,818	2,699	2,759
Invested capital			5,664

Return on invested capital			17.7%
______________________________

(1)	See consolidated Adjusted EBIT reconciliation (Table 1) for details.